UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-02742)

Exact name of registrant as specified in charter:	Putnam Equity Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: November 30, 2008

Date of reporting period: December 1, 2007 — May 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Equity Income Fund

5|31|08

Semiannual Report

PUTNAM INVESTMENTS

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

4¢
U.S. POSTAGE
3¢

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Equity Income
Fund

5|31|08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	21
Trustee approval of management contract	23
Other information for shareholders	28
Financial statements	29
Brokerage commissions	52

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder:

The past several months have presented the economy with a serious set of challenges. The financial markets have reflected the uncertainty of the situation, making these difficult times for investors. Despite the circumstances, the U.S. economy has showed resilience. In late 2007 and early 2008, economic growth, while anemic, has nonetheless remained positive. The Federal Reserve Board has cut interest rates sharply and provided ample liquidity to financial markets, while the White House and Congress both stepped forward quickly with a fiscal package of tax rebates and investment incentives. A growing number of economists now believe that the U.S. economy may avert a recession after all.

Still, it is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, to ensure that your portfolio is well diversified, and to seek the counsel of your financial representative.

At Putnam, we continually strive to offer the best investment returns, innovative products, and award-winning service to our shareholders. In keeping with this tradition, we have some important and exciting news to share with you. We are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, former President and CEO, will take on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success. He was Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007, and

President of Fidelity’s Institutional Retirement Group from 1996 to 2000. We look forward to working with Bob as we continue to position Putnam to exceed our shareholders’ expectations.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more accessible and readable, and we hope you think so as well.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam Investments.

About the fund
Seeking to harness the power of stock dividends since 1977

When a company is in a building phase, profits are generally reinvested in areas such as research or infrastructure. However, a large mature company that has progressed beyond the growth stage will often use a portion of its profits for dividends, paid directly to its shareholders. Putnam Equity Income Fund is composed primarily of stocks of large and midsize companies that pay dividends to their shareholders.

The issuance of dividends can be a positive indicator, often signaling that a company is profitable and has excess funds after its expenses are paid. It also represents management’s confidence in continued financial corporate health. Dividends can act as tangible evidence of a company’s ability and commitment to create shareholder value. In addition, dividends can also act as an incentive for investors to hold stock in a stable company that is not experiencing a great deal of growth.

Investors historically have turned to dividend-paying stocks for several reasons. They can offer a cash-in-hand return (versus future capital appreciation that may or may not occur), even in a bear market. They can also be reinvested, allowing an investor to take advantage of the power of compounding, which can serve as a valuable wealth-building benefit. In addition, should individual stocks decline in price, their dividend-paying counterparts can provide a cushion for portfolio returns, lessening the impact of other holdings’ losses. Dividend-paying stocks have traditionally played an important part in retirement planning by offering an income stream for investors on fixed incomes.

By targeting dividend-paying companies, Putnam Equity Income Fund’s management team seeks to construct a portfolio of stocks whose issuing companies are undervalued and poised for positive change. The goal is to uncover stocks that will appreciate in value as the market recognizes their long-term worth. From the universe of U.S. mid- and large-capitalization value stocks, the team, together with Putnam’s equity analysts, seeks companies that are not only well established with solid fundamentals, but that continue to find ways to grow and remain profitable — and offer above-average dividends or dividend growth potential.

This fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profit potential.

Change They focus on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality They look for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Dividends can bolster price appreciation
or help offset share price declines.

Performance snapshot

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit the Individual Investors section of www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

† The inception date of the fund’s benchmark, the Russell 1000 Value Index, was 12/31/78, which post-dates the inception date of class A shares of the fund.

Bart, thank you for sitting down with us today. Let’s begin with a review of investment performance during the semiannual period.

Conditions remained challenging during the semiannual period, and the fund’s class A shares at net asset value declined 2.62%. While we are never satisfied with losses in the fund, we are pleased to report that through careful stock selection and portfolio positioning we were able to avoid sharper losses that occurred in many segments of the financial markets. For the six-month period ended May 31, 2008, the fund outperformed both its benchmark index and Lipper peer group average, as can be seen in the chart on the previous page.

What caused the markets to remain so volatile?

Many financial institutions continued to post losses from subprime mortgage-related securities, while tighter credit conditions constrained earnings in other areas of their business. This pressure culminated in the collapse of investment bank Bear Stearns during March and its subsequent rescue by JPMorgan Chase & Co., with help

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/08. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 22.

from the Federal Reserve [the Fed]. Relief at the Fed’s intervention led to a brief rally for financial stocks, but they still face instability as long as home prices are uncertain and mortgage-related losses mount.

How have you adjusted the fund’s strategy to respond to these conditions?

At the sector level, we benefited from being underweight financials relative to our benchmark, and we reduced our weighting further during the period. Financials remain an important sector in the value-investing universe and a source of dividend income for the fund. However, we believed it was prudent during this difficult period to sacrifice some of that income for the sake of share price stability. At the same time, we increased our exposure to several areas that performed well, including energy and technology. This shift can be seen in the chart on page 9. At the holdings level, we also benefited from good stock selection within financials, avoiding some of the hardest-hit companies such as AIG and Washington Mutual, while owning companies like Assurant, a life insurance company that provides insurance to homes in foreclosure, and Annaly Capital Management, a real estate investment trust.

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 5/31/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Exxon Mobil Corp. (4.8%)	Energy	Oil and gas
ConocoPhillips (3.7%)	Energy	Oil and gas
Verizon Communications, Inc. (3.3%)	Communication services	Regional Bells
AT&T, Inc. (3.2%)	Communication services	Regional Bells
Total SA (3.1%)	Energy	Oil and gas
JPMorgan Chase & Co. (3.1%)	Financials	Financials
Edison International (2.9%)	Utilities and power	Electric utilities
IBM Corp. (2.9%)	Technology	Computers
Marathon Oil Corp. (2.2%)	Energy	Oil and gas
PNC Financial Services Group (2.1%)	Financials	Banking

Can you discuss the effect of your strategy on the fund’s dividend?

Essentially, the financial stocks that paid the highest yields were among those that performed the worst during the period. Some bank stocks, in particular, lost 50% or more of their market value. By avoiding many of these names, we were able to minimize losses in the portfolio, but our strategy did come at a cost to the quarterly dividend, which we reduced in June due to a corresponding reduction in income from our portfolio holdings. The June dividend was reduced to $0.065 per share from $0.076 per share in March.

Bart, what were some stocks that helped performance during the period?

We were fortunate that some of our largest holdings were also among those that made the biggest contributions to performance during the period. Within the energy category, our strategy has been to focus on stocks paying higher yields. Strong performers in that sector included ConocoPhillips and the French oil and gas giant, Total.

The other big area for us was technology. Although technology companies typically do not pay large dividends, we believed many of the stocks had compelling valuations at the start of the period. The weaker U.S. dollar enabled the bigger businesses to remain globally

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

competitive, despite the slowdown in our domestic economy, and this helped drive performance. Examples include IBM, Symantec, a software maker that provides security and antivirus programs, and Applied Materials, a provider of nano-manufacturing technology solutions for the semiconductor, flat panel display, solar, and related industries.

Beyond energy and technology, there were many areas where we were able to add performance with smaller positions. These include Waste Management, a provider of collection, transfer, recycling, disposal, and waste-to-energy services, and Trane, a global manufacturer of commercial and residential heating, ventilation, and air-conditioning equipment, which announced in December it was being acquired by Ingersoll-Rand. We sold the position shortly thereafter for a gain, and the acquisition was completed in June.

What were some stocks that detracted from results?

CIT Group had disappointing results. CIT is a globally diversified financial services company, with multiple lines of business. However, it suffered along with other financial companies that had large mortgage-based portfolios this year. The stock was down sharply during the period. In energy, although many of our holdings performed well, the refining and marketing businesses generally did not. Our holdings in Valero Energy and Sunoco both detracted from performance.

I N  T H E  N E W S

For the first time since the 1930s, the U.S. Federal Reserve has extended financing to non-banks —specifically, primary dealers such as securities broker/dealers — as part of its ongoing attempt to foster the proper functioning of financial markets. The Primary Dealer Credit Facility (PDCF), established in March, allows the Federal Reserve Bank of New York to provide overnight cash reserves to primary dealers in exchange for a broad range of collateral. The new credit facility aims to help primary dealers in providing financing to participants in capital markets and to promote an overall orderly functioning of the financial markets. The PDCF will remain in operation as long as the Fed deems it necessary.

What is your outlook for the coming months?

Although there is still debate about whether the overall economy will experience a recession, we believe that consumer spending itself is in a recession that is likely to last for a considerable period. Households are cutting back because they are less willing to spend and less able to access credit. This factor clouds the earnings outlook for many companies. With this outlook in mind, we have repositioned the fund, favoring companies that, in our view, have fewer question marks surrounding them in the next one to two years. In terms of sectors, we have an overweight in basic materials, communication services, energy, and technology stocks, where we find many stocks attractively valued on a relative basis. We have an underweight in consumer cyclicals and in the financials sector, where our positioning features companies that we believe have strong asset quality.

Having said that, we are looking for what we believe to be the bottom in financials and consumer spending weakness that will signal a buying opportunity. We are continuing to follow our disciplined approach of finding large companies across all sectors that represent good investment ideas and offer attractive yields.

Bart, thanks for talking with us today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 5/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(10/1/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.68%	10.46%	9.73%	9.73%	9.85%	9.85%	10.00%	9.88%	10.40%	10.76%

10 years	82.97	72.50	69.90	69.90	69.89	69.89	74.19	68.04	78.52	87.44
Annual average	6.23	5.60	5.44	5.44	5.44	5.44	5.71	5.33	5.97	6.48

5 years	65.39	55.94	59.39	57.39	59.35	59.35	61.39	55.76	63.27	67.53
Annual average	10.59	9.29	9.77	9.50	9.77	9.77	10.05	9.27	10.30	10.87

3 years	27.56	20.24	24.77	22.05	24.81	24.81	25.68	21.29	26.57	28.57
Annual average	8.45	6.34	7.66	6.87	7.67	7.67	7.92	6.65	8.17	8.74

1 year	–8.85	–14.09	–9.53	–13.58	–9.51	–10.32	–9.29	–12.48	–9.10	–8.62

6 months	–2.62	–8.20	–2.93	–7.75	–2.96	–3.92	–2.83	–6.21	–2.74	–2.43

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 5/31/08

	Russell 1000	Equity Income Funds
	Value Index	category average*

Annual average
(life of fund)	—†	11.43%

10 years	80.95%	71.30
Annual average	6.11	5.38

5 years	71.65	63.99
Annual average	11.41	10.30

3 years	24.05	25.82
Annual average	7.45	7.86

1 year	–12.28	–7.64

6 months	–5.35	–4.05

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/08, there were 288, 275, 218, 149, 97, and 4 funds, respectively, in this Lipper category.

† The inception date of the Russell 1000 Value Index was 12/31/78.

Fund performance as of most recent calendar quarter

Total return for periods ended 6/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(10/1/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.33%	10.11%	9.38%	9.38%	9.50%	9.50%	9.66%	9.53%	10.05%	10.41%

10 years	66.16	56.58	54.24	54.24	54.26	54.26	58.07	52.51	62.18	70.23
Annual average	5.21	4.59	4.43	4.43	4.43	4.43	4.69	4.31	4.95	5.46

5 years	49.57	40.97	44.19	42.19	44.10	44.10	45.94	40.79	47.75	51.54
Annual average	8.38	7.11	7.59	7.29	7.58	7.58	7.85	7.08	8.12	8.67

3 years	14.99	8.40	12.51	10.05	12.43	12.43	13.30	9.33	14.13	15.85
Annual average	4.77	2.73	4.01	3.24	3.98	3.98	4.25	3.02	4.50	5.03

1 year	–14.96	–19.84	–15.52	–19.30	–15.55	–16.31	–15.35	–18.31	–15.11	–14.74

6 months	–11.17	–16.28	–11.43	–15.84	–11.49	–12.37	–11.34	–14.43	–11.21	–11.05

Fund price and distribution information

For the six-month period ended 5/31/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.152		$0.088	$0.091	$0.112		$0.134	$0.172

Capital gains	—		—	—	—		—	—

Total	$0.152		$0.088	$0.091	$0.112		$0.134	$0.172

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

11/30/07	$16.27	$17.26*	$16.09	$16.15	$16.12	$16.70*	$16.20	$16.27

5/31/08	15.69	16.65	15.53	15.58	15.55	16.11	15.62	15.70

Current yield
(end of period)

Current
dividend rate[1]	1.94%	1.83%	1.13%	1.18%	1.44%	1.39%	1.72%	2.19%

Current 30-day
SEC yield[2]	N/A	1.93	1.26	1.26	N/A	1.47	1.79	2.31

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund’s annual operating expenses

For the fiscal year ended 11/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	1.11%	1.86%	1.86%	1.61%	1.36%	0.86%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Equity Income Fund from December 1, 2007, to May 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.03	$ 8.72	$ 8.72	$ 7.49	$ 6.26	$ 3.80

Ending value (after expenses)	$973.80	$970.70	$970.40	$971.70	$972.60	$975.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2008, use the calculation method below. To find the value of your investment on December 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.15	$ 8.92	$ 8.92	$ 7.67	$ 6.41	$ 3.89

Ending value (after expenses)	$1,019.90	$1,016.15	$1,016.15	$1,017.40	$1,018.65	$1,021.15

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.02%	1.77%	1.77%	1.52%	1.27%	0.77%

Average annualized expense
ratio for Lipper peer group*	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/08.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Equity Income Fund	73%	77%	52%	46%	65%

Equity Income Funds
category average	43%	42%	45%	46%	51%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on November 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value Team. Bartlett Geer is the Portfolio Leader and Noah Rumpf is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2008, and May 31, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 5/31/07.

Trustee and Putnam employee fund ownership

As of May 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 775,000	$ 86,000,000

Putnam employees	$10,487,000	$631,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Bartlett Geer and Noah Rumpf do not manage any other Putnam mutual funds, but they may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

During the reporting period ended May 31, 2008, Noah Rumpf joined your fund’s management team as Portfolio Member, following the departure of Portfolio Member Austin Kairnes.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 7th percentile in management fees and in the 7th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the Trustees’ review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Equity Income Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

35th	52nd	28th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 243, 189 and 125 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Equity Income Funds category for the one-, five-, and ten-year periods ended June 30, 2008, were 56%, 42%, and 32%, respectively. Over the one-, five-, and ten-year periods ended June 30, 2008, the fund ranked 155th out of 277, 64th out of 153, and 31st out of 97, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 5/31/08 (Unaudited)

COMMON STOCKS (97.0%)*

	Shares	Value

Aerospace and Defense (1.1%)
L-3 Communications Holdings, Inc.	191,900	$20,608,141
Lockheed Martin Corp.	172,400	18,867,456
		39,475,597

Airlines (0.3%)
Southwest Airlines Co. (S)	842,300	11,000,438

Banking (6.8%)
Bank of America Corp.	1,723,700	58,623,037
Bank of New York Mellon Corp. (The)	314,200	13,991,326
Comerica, Inc.	484,200	18,002,556
Fifth Third Bancorp	256,600	4,798,420
PNC Financial Services Group	1,172,100	75,307,425
SunTrust Banks, Inc. (S)	63,600	3,320,556
U.S. Bancorp	1,844,700	61,225,593
Wells Fargo & Co.	219,200	6,043,344
Zions Bancorp. (S)	30,000	1,292,700
		242,604,957

Biotechnology (0.9%)
Amgen, Inc. †	684,900	30,156,147

Building Materials (1.0%)
Sherwin-Williams Co. (The) (S)	625,500	35,121,825

Chemicals (4.4%)
E.I. du Pont de Nemours & Co.	1,278,300	61,243,353
Lubrizol Corp. (The)	562,600	31,561,860
PPG Industries, Inc. (S)	626,100	39,463,083
Rohm & Haas Co. (S)	419,300	22,633,814
		154,902,110

Communications Equipment (0.2%)
Cisco Systems, Inc. †	220,500	5,891,760

Computers (3.6%)
EMC Corp. † (S)	1,422,200	24,803,168
IBM Corp.	791,200	102,405,016
		127,208,184

Conglomerates (2.8%)
3M Co.	72,900	5,654,124
General Electric Co.	1,261,000	38,737,920
Honeywell International, Inc.	408,200	24,336,884
Tyco International, Ltd. (Bermuda)	646,675	29,223,243
		97,952,171

COMMON STOCKS (97.0%)* continued

	Shares	Value

Consumer Finance (1.1%)
AmeriCredit Corp. †	1,331,000	$18,088,290
Capital One Financial Corp.	420,563	20,237,492
		38,325,782

Consumer Goods (4.2%)
Clorox Co.	1,104,600	63,105,798
Energizer Holdings, Inc. † (S)	209,000	17,052,310
Newell Rubbermaid, Inc.	570,400	11,453,632
Procter & Gamble Co. (The)	864,000	57,067,200
		148,678,940

Electric Utilities (3.8%)
Edison International	1,925,900	102,515,657
Great Plains Energy, Inc. (S)	200,700	5,264,361
Pepco Holdings, Inc. (S)	353,400	9,555,936
PG&E Corp. (S)	332,600	13,167,634
Sierra Pacific Resources	437,100	5,931,447
		136,435,035

Electrical Equipment (0.9%)
WESCO International, Inc. † (S)	689,500	30,551,745

Electronics (1.4%)
Avnet, Inc. †	239,400	7,067,088
Intel Corp.	1,852,412	42,938,910
		50,005,998

Financial (6.1%)
Assurant, Inc.	912,600	62,084,178
CIT Group, Inc.	2,476,300	24,763,000
Discover Financial Services	1,186,942	20,356,055
JPMorgan Chase & Co.	2,527,500	108,682,500
		215,885,733

Food (1.2%)
General Mills, Inc. (S)	510,900	32,288,880
Tyson Foods, Inc. Class A	459,400	8,655,096
		40,943,976

Forest Products and Packaging (1.7%)
Packaging Corp. of America	1,713,900	44,629,956
Sonoco Products Co.	447,200	15,482,064
		60,112,020

Health Care Services (1.9%)
AmerisourceBergen Corp. (S)	507,300	20,966,709
Cardinal Health, Inc.	624,200	35,292,268
Lincare Holdings, Inc. † (S)	158,500	4,130,510
McKesson Corp.	125,500	7,235,075
		67,624,562

COMMON STOCKS (97.0%)* continued

	Shares	Value

Household Furniture and Appliances (0.3%)
Whirlpool Corp. (S)	135,000	$9,946,800

Insurance (5.2%)
ACE, Ltd. (Bermuda)	757,300	45,491,011
Allstate Corp. (The)	714,300	36,386,442
Aspen Insurance Holdings, Ltd. (Bermuda)	372,700	9,526,212
Chubb Corp. (The)	607,200	32,643,072
Endurance Specialty Holdings, Ltd. (Bermuda)	140,900	4,742,694
Fidelity National Title Group, Inc. Class A	349,374	5,974,295
PartnerRe, Ltd. (Bermuda)	225,299	16,602,283
Platinum Underwriters Holdings, Ltd. (Bermuda)	45,800	1,624,526
Travelers Cos., Inc. (The)	616,600	30,712,846
		183,703,381

Investment Banking/Brokerage (1.8%)
Goldman Sachs Group, Inc. (The)	211,500	37,310,715
Morgan Stanley	625,600	27,670,288
		64,981,003

Lodging/Tourism (0.1%)
Wyndham Worldwide Corp.	143,600	3,141,968

Machinery (0.3%)
Parker-Hannifin Corp. (S)	111,050	9,402,604

Manufacturing (1.2%)
Cooper Industries, Ltd. Class A	39,200	1,827,896
Dover Corp.	33,800	1,827,904
Eaton Corp.	97,700	9,445,636
Teleflex, Inc. (S)	465,900	27,623,211
		40,724,647

Medical Technology (1.4%)
Covidien, Ltd.	930,275	46,597,475
Zimmer Holdings, Inc. †	35,500	2,584,400
		49,181,875

Metals (0.5%)
Nucor Corp. (S)	219,700	16,433,560

Natural Gas Utilities (0.2%)
NiSource, Inc. (S)	481,400	8,708,526

Oil & Gas (20.0%)
Apache Corp.	50,200	6,729,812
BP PLC ADR (United Kingdom) (S)	981,600	71,175,816
Chevron Corp.	106,400	10,549,560
ConocoPhillips	1,414,200	131,662,020
Exxon Mobil Corp.	1,925,900	170,942,884
Marathon Oil Corp.	1,506,600	77,424,174
Occidental Petroleum Corp.	786,400	72,293,752

COMMON STOCKS (97.0%)* continued

	Shares	Value

Oil & Gas continued
Sunoco, Inc. (S)	284,600	$12,656,162
Total SA (France)	1,265,577	110,411,957
Total SA ADR (France)	100	8,726
Valero Energy Corp.	880,300	44,754,452
		708,609,315

Pharmaceuticals (4.3%)
Bristol-Myers Squibb Co.	314,700	7,172,013
Eli Lilly and Co.	820,200	39,484,428
Forest Laboratories, Inc. †	142,100	5,102,811
Johnson & Johnson	656,500	43,814,810
Merck & Co., Inc.	215,300	8,388,088
Pfizer, Inc.	1,511,400	29,260,704
Wyeth	437,300	19,446,731
		152,669,585

Railroads (0.1%)
Norfolk Southern Corp.	57,000	3,840,660

Real Estate (1.3%)
Annaly Capital Management, Inc. (R)	2,471,100	44,010,291
Jones Lang LaSalle, Inc.	36,200	2,553,548
		46,563,839

Regional Bells (6.5%)
AT&T, Inc.	2,872,900	114,628,710
Verizon Communications, Inc.	3,004,400	115,579,268
		230,207,978

Restaurants (0.2%)
Darden Restaurants, Inc.	172,300	5,901,275

Retail (2.9%)
Big Lots, Inc. † (S)	156,100	4,848,466
Dillards, Inc. Class A (S)	48,400	787,952
Foot Locker, Inc. (S)	1,225,200	17,900,172
Home Depot, Inc. (The) (S)	611,300	16,725,168
Office Depot, Inc. †	251,200	3,190,240
Staples, Inc.	2,043,600	47,922,420
TJX Cos., Inc. (The)	338,500	10,852,310
		102,226,728

Semiconductor (2.9%)
Applied Materials, Inc. (S)	2,450,200	48,538,462
Atmel Corp. †	8,085,400	36,141,738
KLA-Tencor Corp. (S)	178,200	8,218,584
Varian Semiconductor Equipment † (S)	266,300	10,127,389
		103,026,173

COMMON STOCKS (97.0%)* continued

			Shares	Value

Software (2.2%)
Microsoft Corp.		248,700		$7,043,184
Oracle Corp. †		758,000		17,312,720
Symantec Corp. † (S)		2,523,400		54,833,482
				79,189,386

Technology Services (—%)
Automatic Data Processing, Inc.			23,400	1,007,370

Telecommunications (0.7%)
Embarq Corp. (S)		520,600		24,634,792

Tobacco (0.3%)
Loews Corp. — Carolina Group (S)		150,336		10,906,877

Waste Management (1.2%)
Waste Management, Inc.		1,121,500		42,538,495

Total common stocks (cost $3,072,568,153)				$3,430,423,817

CONVERTIBLE PREFERRED STOCKS (1.3%)*

			Shares	Value

Freeport-McMoRan Copper & Gold, Inc. $6.75 cv. pfd.			61,158	$10,098,715
Mylan, Inc. 6.50% cv. pfd.			15,147	14,238,937
Platinum Underwriters Holdings, Ltd. Ser. A,
6.00% cv. pfd. (Bermuda)		677,740		21,123,529

Total convertible preferred stocks (cost $40,710,477)				$45,461,181

CONVERTIBLE BONDS AND NOTES (0.4%)* (cost $11,240,000)

		Principal amount		Value

EMC Corp. 144A cv. sr. notes 1 3/4s, 2013			$11,240,000	$14,443,400

INVESTMENT COMPANIES (0.4%)* (cost $14,301,748)

			Shares	Value

Apollo Investment Corp.		727,700		$13,134,985

WARRANTS (—%)* † (cost $—)

	Expiration date	Strike price	Warrants	Value

Raytheon Co.	6/16/11	$ 37.50	12,063	$323,892

SHORT-TERM INVESTMENTS (11.6%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 2.20% to 2.91%
and due dates ranging from June 2, 2008 to
July 25, 2008 (d)	$376,477,935	$375,925,950
Putnam Prime Money Market Fund (e)	35,094,703	35,094,703

Total short-term investments (cost $411,020,653)		$411,020,653

TOTAL INVESTMENTS

Total investments (cost $3,549,841,031)		$3,914,807,928

* Percentages indicated are based on net assets of $3,537,424,244.

† Non-income-producing security.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at May 31, 2008.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of May 31, 2008:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$3,478,977,397	$—

Level 2	435,830,531	—

Level 3	—	—

Total	$3,914,807,928	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/08 (Unaudited)

ASSETS

Investment in securities, at value, including $365,825,517 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,514,746,328)	$3,879,713,225
Affiliated issuers (identified cost $35,094,703) (Note 5)	35,094,703

Dividends, interest and other receivables	8,622,595

Receivable for shares of the fund sold	10,516,673

Total assets	3,933,947,196

LIABILITIES

Payable for securities purchased	978,463

Payable for shares of the fund repurchased	12,759,848

Payable for compensation of Manager (Notes 2 and 5)	4,205,109

Payable for investor servicing fees (Note 2)	638,494

Payable for custodian fees (Note 2)	11,878

Payable for Trustee compensation and expenses (Note 2)	275,424

Payable for administrative services (Note 2)	4,177

Payable for distribution fees (Note 2)	1,482,381

Collateral on securities loaned, at value (Note 1)	375,925,950

Other accrued expenses	241,228

Total liabilities	396,522,952

Net assets	$3,537,424,244

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,144,287,708

Undistributed net investment income (Note 1)	31,460,924

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(3,291,285)

Net unrealized appreciation of investments	364,966,897

Total — Representing net assets applicable to capital shares outstanding	$3,537,424,244

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($2,841,236,091 divided by 181,041,530 shares)	$15.69

Offering price per class A share
(100/94.25 of $15.69)*	$16.65

Net asset value and offering price per class B share
($315,900,377 divided by 20,346,039 shares)**	$15.53

Net asset value and offering price per class C share
($78,330,787 divided by 5,028,041 shares)**	$15.58

Net asset value and redemption price per class M share
($42,271,420 divided by 2,719,039 shares)	$15.55

Offering price per class M share
(100/96.50 of $15.55)*	$16.11

Net asset value, offering price and redemption price per class R share
($8,622,407 divided by 551,938 shares)	$15.62

Net asset value, offering price and redemption price per class Y share
($251,063,162 divided by 15,991,242 shares)	$15.70

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 5/31/08 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $310,083)	$ 49,724,260

Interest (including interest income of $488,886
from investments in affiliated issuers) (Note 5)	691,905

Securities lending	283,565

Total investment income	50,699,730

EXPENSES

Compensation of Manager (Note 2)	8,599,673

Investor servicing fees (Note 2)	4,028,712

Custodian fees (Note 2)	27,186

Trustee compensation and expenses (Note 2)	57,551

Administrative services (Note 2)	42,350

Distribution fees — Class A (Note 2)	3,325,329

Distribution fees — Class B (Note 2)	1,797,332

Distribution fees — Class C (Note 2)	411,180

Distribution fees — Class M (Note 2)	174,741

Distribution fees — Class R (Note 2)	19,137

Other	500,322

Non-recurring costs (Notes 2 and 6)	4,895

Costs assumed by Manager (Notes 2 and 6)	(4,895)

Fees waived and reimbursed by Manager (Note 5)	(10,037)

Total expenses	18,973,476

Expense reduction (Note 2)	(163,472)

Net expenses	18,810,004

Net investment income	31,889,726

Net realized gain on investments (Notes 1 and 3)	26,284,423

Net realized gain on foreign currency transactions (Note 1)	23,111

Net unrealized depreciation of investments during the period	(168,910,567)

Net loss on investments	(142,603,033)

Net decrease in net assets resulting from operations	$(110,713,307)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	5/31/08*	11/30/07

Operations:
Net investment income	$ 31,889,726	$ 58,985,979

Net realized gain on investments
and foreign currency transactions	26,307,534	269,418,531

Net unrealized depreciation of investments	(168,910,567)	(131,947,751)

Net increase (decrease) in net assets resulting from operations	(110,713,307)	196,456,759

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(26,015,104)	(47,723,887)

Class B	(2,137,633)	(4,931,956)

Class C	(495,620)	(923,517)

Class M	(351,005)	(670,584)

Class R	(64,440)	(86,413)

Class Y	(3,327,197)	(5,664,963)

Net realized short-term gain on investments

Class A	—	(110,757,985)

Class B	—	(17,444,800)

Class C	—	(3,725,349)

Class M	—	(2,134,798)

Class R	—	(296,175)

Class Y	—	(12,887,064)

From net realized long-term gain on investments

Class A	—	(143,407,377)

Class B	—	(22,587,204)

Class C	—	(4,823,513)

Class M	—	(2,764,096)

Class R	—	(383,483)

Class Y	—	(16,685,931)

Redemption fees (Note 1)	4,172	7,661

Increase (decrease) from capital share transactions (Note 4)	(30,077,229)	126,549,962

Total decrease in net assets	(173,177,363)	(74,884,713)

(Continued on next page)

Statement of changes in net assets (Continued)

NET ASSETS

	Six months ended	Year ended
	5/31/08*	11/30/07

Beginning of period	$3,710,601,607	$3,785,486,320

End of period (including undistributed net investment
income of $31,460,924 and $31,962,197, respectively)	$3,537,424,244	$3,710,601,607

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
May 31, 2008**	$16.27	.15(d)	(.58)	(.43)	(.15)	—	(.15)	—(e)	$15.69	(2.62)*	$2,841,236	.51*(d)	.97*(d)	28.81*
November 30, 2007	17.35	.30(d)	.55	.85	(.30)	(1.63)	(1.93)	—(e)	16.27	5.39	2,796,331	.98(d)	1.64(d)	73.01
November 30, 2006	16.71	.31(d,f)	2.62	2.93	(.26)	(2.03)	(2.29)	—(e)	17.35	17.73	2,732,861	.95(d,f)	1.74(d,f)	76.99
November 30, 2005	16.83	.28(d,g)	1.23	1.51	(.23)	(1.40)	(1.63)	—(e)	16.71	8.99	2,387,387	.98(d)	1.58(d,g)	52.27
November 30, 2004	14.84	.24(d)	1.96	2.20	(.21)	—	(.21)	—(e)	16.83	14.93	2,033,669	1.07(d)	1.51(d)	46.07
November 30, 2003	13.15	.23	1.67	1.90	(.21)	—	(.21)	—	14.84	14.64	1,757,848	1.02	1.70	65.45

CLASS B
May 31, 2008**	$16.09	.09(d)	(.56)	(.47)	(.09)	—	(.09)	—(e)	$15.53	(2.93)*	$315,900	.89*(d)	.59*(d)	28.81*
November 30, 2007	17.18	.16(d)	.54	.70	(.16)	(1.63)	(1.79)	—(e)	16.09	4.55	434,031	1.73(d)	.88(d)	73.01
November 30, 2006	16.56	.17(d,f)	2.61	2.78	(.13)	(2.03)	(2.16)	—(e)	17.18	16.86	598,199	1.70(d,f)	.96(d,f)	76.99
November 30, 2005	16.68	.14(d,g)	1.24	1.38	(.10)	(1.40)	(1.50)	—(e)	16.56	8.24	725,437	1.73(d)	.83(d,g)	52.27
November 30, 2004	14.71	.12(d)	1.94	2.06	(.09)	—	(.09)	—(e)	16.68	14.07	819,239	1.82(d)	.76(d)	46.07
November 30, 2003	13.05	.13	1.65	1.78	(.12)	—	(.12)	—	14.71	13.72	696,081	1.77	.95	65.45

CLASS C
May 31, 2008**	$16.15	.09(d)	(.57)	(.48)	(.09)	—	(.09)	—(e)	$15.58	(2.96)*	$78,331	.89*(d)	.59*(d)	28.81*
November 30, 2007	17.24	.16(d)	.55	.71	(.17)	(1.63)	(1.80)	—(e)	16.15	4.58	92,850	1.73(d)	.88(d)	73.01
November 30, 2006	16.61	.17(d,f)	2.62	2.79	(.13)	(2.03)	(2.16)	—(e)	17.24	16.90	96,929	1.70(d,f)	.98(d,f)	76.99
November 30, 2005	16.74	.14(d,g)	1.23	1.37	(.10)	(1.40)	(1.50)	—(e)	16.61	8.18	90,222	1.73(d)	.83(d,g)	52.27
November 30, 2004	14.76	.12(d)	1.95	2.07	(.09)	—	(.09)	—(e)	16.74	14.09	80,165	1.82(d)	.76(d)	46.07
November 30, 2003	13.10	.13	1.65	1.78	(.12)	—	(.12)	—	14.76	13.70	68,065	1.77	.93	65.45

CLASS M
May 31, 2008**	$16.12	.11(d)	(.57)	(.46)	(.11)	—	(.11)	—(e)	$15.55	(2.83)*	$42,271	.76*(d)	.72*(d)	28.81*
November 30, 2007	17.21	.21(d)	.54	.75	(.21)	(1.63)	(1.84)	—(e)	16.12	4.85	53,415	1.48(d)	1.14(d)	73.01
November 30, 2006	16.59	.21(d,f)	2.62	2.83	(.18)	(2.03)	(2.21)	—(e)	17.21	17.15	56,203	1.45(d,f)	1.23(d,f)	76.99
November 30, 2005	16.70	.19(d,g)	1.23	1.42	(.13)	(1.40)	(1.53)	—(e)	16.59	8.49	53,673	1.48(d)	1.11(d,g)	52.27
November 30, 2004	14.73	.16(d)	1.94	2.10	(.13)	—	(.13)	—(e)	16.70	14.32	133,313	1.57(d)	1.01(d)	46.07
November 30, 2003	13.06	.14	1.68	1.82	(.15)	—	(.15)	—	14.73	14.05	132,718	1.52	1.20	65.45

CLASS R
May 31, 2008**	$16.20	.13(d)	(.58)	(.45)	(.13)	—	(.13)	—(e)	$15.62	(2.74)*	$8,622	.64*(d)	.85*(d)	28.81*
November 30, 2007	17.29	.25(d)	.56	.81	(.27)	(1.63)	(1.90)	—(e)	16.20	5.13	7,492	1.23(d)	1.39(d)	73.01
November 30, 2006	16.67	.27(d,f)	2.60	2.87	(.22)	(2.03)	(2.25)	—(e)	17.29	17.38	3,734	1.20(d,f)	1.51(d,f)	76.99
November 30, 2005	16.79	.23(d,g)	1.24	1.47	(.19)	(1.40)	(1.59)	—(e)	16.67	8.75	2,417	1.23(d)	1.33(d,g)	52.27
November 30, 2004	14.81	.20(d)	1.96	2.16	(.18)	—	(.18)	—(e)	16.79	14.65	1,280	1.32(d)	1.28(d)	46.07
November 30, 2003†	12.90	.18	1.89	2.07	(.16)	—	(.16)	—	14.81	16.16*	487	1.09*	1.24*	65.45

CLASS Y
May 31, 2008**	$16.27	.17(d)	(.57)	(.40)	(.17)	—	(.17)	—(e)	$15.70	(2.43)*	$251,063	.39*(d)	1.09*(d)	28.81*
November 30, 2007	17.36	.34(d)	.55	.89	(.35)	(1.63)	(1.98)	—(e)	16.27	5.58	326,482	.73(d)	1.88(d)	73.01
November 30, 2006	16.72	.35(d,f)	2.63	2.98	(.31)	(2.03)	(2.34)	—(e)	17.36	18.01	297,560	.70(d,f)	1.97(d,f)	76.99
November 30, 2005	16.83	.32(d,g)	1.24	1.56	(.27)	(1.40)	(1.67)	—(e)	16.72	9.31	311,701	.73(d)	1.84(d,g)	52.27
November 30, 2004	14.84	.28(d)	1.96	2.24	(.25)	—	(.25)	—(e)	16.83	15.22	385,798	.82(d)	1.76(d)	46.07
November 30, 2003	13.16	.26	1.66	1.92	(.24)	—	(.24)	—	14.84	14.83	367,653.77		1.90	65.45

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42	43

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 21, 2003 (commencement of operations) to November 30, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

May 31, 2008	<0.01%

November 30, 2007	<0.01

November 30, 2006	<0.01

November 30, 2005	<0.01

November 30, 2004	<0.01

(e) Amount represent less than $0.01 per share.

(f) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets for the period ended November 30, 2006.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices. As a result, the expenses of each class reflect a reduction of the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Equity Income Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At May 31, 2008, the value of securities loaned amounted to $365,825,517. The fund received cash collateral of $375,925,950 which is pooled with collateral of other Putnam funds into 73 issues of short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending November 30, 2008 $17,694,251 of losses recognized during the period November 1, 2006 to November 30, 2007.

The aggregate identified cost on a tax basis is $3,563,608,593, resulting in gross unrealized appreciation and depreciation of $509,462,500 and $158,263,165, respectively, or net unrealized appreciation of $351,199,335.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended May 31, 2008, Putnam Management did not waive any of its management fee from the fund.

For the period ended May 31, 2008, Putnam Management has assumed $4,895 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended May 31, 2008, the fund incurred $4,038,756 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended May 31, 2008, the fund’s expenses were reduced by $70,505 under the expense offset arrangements and by $92,967 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,019, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the

Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended May 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $160,559 and $2,737 from the sale of class A and class M shares, respectively, and received $158,839 and $2,304 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended May 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $469 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended May 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $992,641,021 and $1,005,441,497, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At May 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 5/31/08:

Shares sold	35,550,956	$ 555,725,688

Shares issued
in connection
with reinvestment
of distributions	1,576,910	24,447,913

	37,127,866	580,173,601

Shares
repurchased	(27,986,415)	(430,075,831)

Net increase	9,141,451	$ 150,097,770

Year ended 11/30/07:

Shares sold	30,835,659	$ 561,683,004

Shares issued
in connection
with reinvestment
of distributions	18,027,253	285,326,788

	48,862,912	847,009,792

Shares
repurchased	(34,442,987)	(627,270,627)

Net increase	14,419,925	$ 219,739,165

CLASS B	Shares	Amount

Six months ended 5/31/08:

Shares sold	1,295,057	$ 19,756,930

Shares issued
in connection
with reinvestment
of distributions	128,028	1,971,972

	1,423,085	21,728,902

Shares
repurchased	(8,052,614)	(122,153,164)

Net decrease	(6,629,529)	$(100,424,262)

Year ended 11/30/07:

Shares sold	3,045,511	$ 54,646,337

Shares issued
in connection
with reinvestment
of distributions	2,672,884	41,542,448

	5,718,395	96,188,785

Shares
repurchased	(13,563,525)	(245,730,167)

Net decrease	(7,845,130)	$(149,541,382)

CLASS C	Shares	Amount

Six months ended 5/31/08:

Shares sold	274,182	$ 4,192,846

Shares issued
in connection
with reinvestment
of distributions	27,716	427,588

	301,898	4,620,434

Shares
repurchased	(1,024,503)	(15,657,281)

Net decrease	(722,605)	$(11,036,847)

Year ended 11/30/07:

Shares sold	736,190	$ 13,231,800

Shares issued
in connection
with reinvestment
of distributions	534,258	8,316,380

	1,270,448	21,548,180

Shares
repurchased	(1,143,550)	(20,586,633)

Net increase	126,898	$ 961,547

CLASS M	Shares	Amount

Six months ended 5/31/08:

Shares sold	205,268	$ 3,115,451

Shares issued
in connection
with reinvestment
of distributions	21,446	330,438

	226,714	3,445,889

Shares
repurchased	(822,260)	(12,459,682)

Net decrease	(595,546)	$ (9,013,793)

Year ended 11/30/07:

Shares sold	386,107	$ 6,968,686

Shares issued
in connection
with reinvestment
of distributions	345,242	5,383,076

	731,349	12,351,762

Shares
repurchased	(682,454)	(12,361,571)

Net increase (decrease)	48,895	$ (9,809)

CLASS R	Shares	Amount

Six months ended 5/31/08:

Shares sold	147,484	$ 2,230,545

Shares issued
in connection
with reinvestment
of distributions	3,891	60,052

	151,375	2,290,597

Shares
repurchased	(62,060)	(935,572)

Net increase	89,315	$ 1,355,025

Year ended 11/30/07:

Shares sold	265,050	$ 4,810,420

Shares issued
in connection
with reinvestment
of distributions	45,300	709,298

	310,350	5,519,718

Shares
repurchased	(63,648)	(1,152,497)

Net increase	246,702	$ 4,367,221

CLASS Y	Shares	Amount

Six months ended 5/31/08:

Shares sold	2,428,314	$ 37,585,950

Shares issued
in connection
with reinvestment
of distributions	214,431	3,325,647

	2,642,745	40,911,597

Shares
repurchased	(6,712,241)	(101,966,719)

Net decrease	(4,069,496)	$ (61,055,122)

Year ended 11/30/07:

Shares sold	6,320,087	$ 117,149,706

Shares issued
in connection
with reinvestment
of distributions	2,223,770	35,236,251

	8,543,857	152,385,957

Shares
repurchased	(5,623,835)	(101,352,737)

Net increase	2,920,022	$ 51,033,220

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended May 31, 2008, management fees paid were reduced by $10,037 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $488,886 for the period ended May 31, 2008. During the period ended May 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $239,521,321 and $219,669,639, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Brokerage commissions
(unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended May 31, 2008. The Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Stanley & Co., Inc., Goldman Sachs, UBS Warburg, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 54% of the total brokerage commissions paid for the year ended May 31, 2008.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Credit Suisse First Boston, Deutsche Bank Securities, Jones Trading, Lehman Brothers, Pipeline, RBC Capital Markets, Sanford Bernstein, Wachovia Securities, and Weeden.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
Richard B. Worley	Vice President

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA020 251553 7/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Equity Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: July 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: July 29, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: July 29, 2008